Exhibit 10.9

AGREEMENT

AGREEMENT made as of the 31st day of May, 2020

BY AND AMONG:

HF HOLDINGS, INC., a Delaware corporation.

(“COMPANY”)

ICON HEALTH & FITNESS, INC., a Delaware corporation.

(“SUBSIDIARY”)

SCOTT R. WATTERSON, acting in his personal capacity, of the City of Logan, State of UTAH.

(“EMPLOYEE”)

WHEREAS, the parties are party to a Second amended and Restated Employment Agreement entered into as of July 1, 2008 (“EMPLOYMENT AGREEMENT”).

WHEREAS, the EMPLOYMENT AGREEMENT was amended as of May 31, 2010, extending the expiration date to May 31, 2012, was again amended as of May 31, 2012, extending the expiration date to May 31, 2014, was again amended as of May 31, 2104, extending the expiration date to May 31, 2016 and was again amended as of May 31, 2016 extending the expiration date to May 31, 2018, and was further amended as of May 31, 2018 extending the expiration date to May 31, 2020.

WHEREAS, the COMPANY, the SUBSIDIARY, and the EMPLOYEE wish to renew and extend the EMPLOYMENT AGREEMENT on substantially the same terms with a new expiration date of May 31, 2022.

NOW THEREFORE, the parties hereto agree as follows:

1.

The EMPLOYMENT AGREEMENT, as most recently amended, is hereby amended by striking out the date of May 31, 2020 appearing in Section 2.2 of the EMPLOYMENT AGREEMENT, as amended, and inserting in place thereof the date of May 31, 2022.

2.	In all other respects the EMPLOYMENT AGREEMENT is hereby ratified, confirmed and approved by the parties.

IN WITNESS WHEREOF, the parties hereto have signed this as of the date first above written.

HF HOLDINGS, INC.

	By:	/s/ Everett Smith
Witness		Name: Everett Smith
Title: Secretary

ICON HEALTH & FITNESS, INC.

	By:	/s/ Everett Smith
Witness		Name: Everett Smith
Title: Secretary

	By:	/s/ SCOTT WATTERSON
Witness		SCOTT WATTERSON

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